Exhibit 99.1

Magnite Promotes Brian Gephart to Chief Financial Officer
Gephart Brings Five Years of Executive Leadership at Company to Role; Succeeds Retiring CFO David Day
NEW YORK — September 21, 2026 — Magnite (Nasdaq: MGNI), the world’s largest independent sell-side advertising platform, today announced the promotion of Brian Gephart as Chief Financial Officer (CFO), effective October 1, 2026. Gephart will succeed David Day, who previously announced his retirement after a distinguished decade-long tenure leading the company's financial operations. Gephart, who has served as the Company’s Chief Accounting Officer since June 2021, will oversee Magnite’s global financial strategy and operations, including corporate finance, accounting, reporting, investor relations, treasury, and tax.
“For the past five years, Brian has been an integral part of our executive leadership team, working closely with me and our leadership team,” said Michael Barrett, CEO of Magnite. “His deep understanding of our business, strategic expertise and capital markets experience make him the natural choice to lead our financial organization as we enter this next chapter. Brian’s appointment reflects the strength of the leadership team we’ve built at Magnite and the depth of talent within our organization. We look forward to having him take on this expanded role as we continue to scale our CTV platform and drive growth across the open internet.”
Gephart has more than 20 years of experience across public-company finance, accounting, and capital markets. Before joining Magnite, he served as Chief Financial Officer and Principal Financial Officer at Leaf Group, a publicly traded consumer internet company, where he oversaw financial operations, reporting, and strategy. He previously held senior accounting roles in industry and began his career in public accounting, initially in audit and later specializing in capital markets and accounting advisory services.
“Magnite has established itself as a leading force in programmatic advertising, particularly in the fast-growing CTV landscape,” said Brian Gephart, incoming CFO of Magnite. “I look forward to taking on the CFO role at such an important time for the company and working alongside Michael and the entire executive team to build on the strong foundation David has established. Together, we will maintain financial discipline, execute against our strategic priorities, and create long-term value for our shareholders.”
“Working alongside Michael, the Board, and our exceptional finance team has been one of the highlights of my career,” said David Day, outgoing CFO. “I am extremely confident in Magnite’s market position and future growth prospects, and I am proud of the strong foundation we have built together. I look forward to watching the company continue to grow and succeed.”

About Magnite
We’re Magnite (NASDAQ: MGNI), the world’s largest independent sell-side advertising company. Publishers use our technology to monetize their content across all screens and formats including CTV, online video, display, and audio. The world’s leading agencies and brands trust our platform to access brand-safe, high-quality ad inventory and execute billions of advertising transactions each month. Anchored in bustling New York City, sunny Los Angeles, mile high Denver, historic London, colorful Singapore, and down under in Sydney, Magnite has offices across North America, EMEA, LATAM, and APAC.

Forward-Looking Statements
This press release contains forward-looking statements. Forward-looking statements are based on assumptions and estimates, and are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from expectations or results projected or implied by forward-looking statements, including factors identified under the caption “Risk Factors” in filings we have made and will make from time to time with the Securities and Exchange Commission, or SEC, including our Annual

Report on Form 10-K for the year ended December 31, 2025 and subsequent Quarterly Reports on Form 10-Q. Forward-looking statements are not guarantees of future performance or events and investors are cautioned not to place undue reliance on any forward-looking statement. Furthermore, forward-looking statements speak only as of the date on which they are made, and, except as required by law, the company disclaims any obligation to update these forward-looking statements to reflect future events or circumstances.

Media Relations
Charlstie Veith
516-300-3569
cveith@magnite.com

Investor Relations
Nick Kormeluk
949-500-0003
nkormeluk@magnite.com